UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2012

VARCA VENTURES, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-166548	98-0658381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1630 Ringling Boulevard, Sarasota, FL	34236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 951-0787

_____________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Registrant, Varca Ventures, Inc. and its wholly-owned subsidiary, Wildcat Mining Corporation (collectively, the "Company") have appointed Mike Thompson interim Chief Operating Officer of the Company, effective as of July 1, 2012.  Mr. Thompson will be primarily responsible for coordinating site remediation activities at the Company's May Day-Idaho Mine Complex in La Plata County, Colorado.  Since March of this year, Mr. Thompson has provided consulting services to the Company in connection with its remediation efforts at the May Day-Idaho Mine Complex. In connection with the appointment, Mr. Thompson and the Company entered into an employment agreement (the "Agreement"). Under the terms of the Agreement, Mr. Thompson will receive a monthly base salary of $10,000, which may be reviewed at any time by the Company's Board of Directors for merit increases and may, by action and in the discretion of the Board of Directors, be increased at any time or from time to time, but may not be decreased. The Agreement terminates on February 1, 2013, unless both Mr. Thompson and the Board of Directors agree to renew Mr. Thompson's appointment, whether on the same or different terms than the Agreement. In connection with entering into the Agreement, Mr. Thompson was granted Incentive Stock Options to purchase 250,000 shares of registrant's common stock pursuant to registrant's 2012 Incentive Compensation Plan. The exercise price for each option is $0.25 per share.  All of the options vest on December 31, 2012, and expire on the tenth anniversary of the date as of which the options were granted, July 10, 2012, or three months from termination of Mr. Thompson's continue service as an employee or a consultant.

A copy of a press release announcing the appointment of Mike Thompson as interim Chief Operating Officer is attached as Exhibit 99.1 to this Form 8-K.

Item 3.02  Unregistered Sales of Securities.

The information provided in Item 1.01 to this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Each of the stock option awards were made in reliance upon the exemption from the registration provisions of the Securities Act of 1933, as amended, set forth in Rule 701 promulgated thereunder in that the securities were offered and sold either pursuant to written compensatory benefit plans or contracts relating to compensation.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in Item 1.01 to this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01  Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Employment Agreement by and between Varca Ventures, Inc., Wildcat Mining Corporation and Mike Thompson, effective July 1, 2012.

99.1	Press release dated July 18, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2012	Varca Ventures, Inc.

/s/ Roger Tichenor
Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement by and between Varca Ventures, Inc., Wildcat Mining Corporation and Mike Thompson, effective July 1, 2012.

99.1	Press release dated July 18, 2012.

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